Registration No. 33-11371

1940 Act File No. 811-4982

Filed Pursuant to Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund

Investor (HRSVX)

Institutional (HNSVX)

Supplement dated October 19, 2020 to the

Prospectus and Statement of Additional Information, each dated May 1, 2020,

as supplemented

Shareholders of the Heartland Select Value Fund (the “Fund”), a series of Heartland Group, Inc. (the “Company”), approved the reorganization of the Fund with and into the Heartland Mid Cap Value Fund at a special meeting of shareholders held on September 28, 2020. The Fund has been liquidated effective October 19, 2020. Accordingly, all references to the Fund in the Company’s Prospectus and Statement of Additional Information are hereby eliminated.

This Supplement should be retained with your Prospectus
and Statement of Additional Information for future reference.

The date of this Supplement is October 19, 2020